                                                                    EXHIBIT 10.1

                         THERMADYNE HOLDINGS CORPORATION
                             NON-EMPLOYEE DIRECTOR'S
                             STOCK OPTION AGREEMENT


SECTION 1. GRANT OF OPTION.

(a) OPTION. On the terms and conditions set forth in this Agreement and each Notice of Stock Option Grant referencing this Agreement (the "Notice"), the Company grants to the Director identified in such Notice (hereinafter, the "Optionee") on the Date of Grant an option (each, an "Option") to purchase at the Exercise Price a number of shares of Common Stock, all as set forth in the Notice. Each such Notice, together with this referenced Agreement, shall be a separate Option governed by the terms of this Agreement.

(b) DEFINED TERMS. Capitalized terms are defined in Section 9 of this Agreement.

(c) SCOPE OF THIS AGREEMENT. This Agreement shall apply to the Option referenced in each Notice and to the shares of Common Stock acquired upon the exercise of such Option.

SECTION 2. RIGHT TO EXERCISE.

         Subject to the conditions set forth in this Agreement, all or part of an Option may be exercised prior to its expiration at the time or times set forth in the Notice.

SECTION 3. TRANSFER OR ASSIGNMENT OF OPTION.

(a) GENERALLY. An Option shall be exercisable during the Optionee's lifetime only by the Optionee. Except as otherwise provided in subsection (b) below, the Option and the rights and privileges conferred hereby may not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) other than by will or the laws of descent and distribution and shall not be subject to sale under execution, attachment, levy or similar process.

(b) PERMITTED TRANSFERS. The Optionee shall be permitted to transfer the Option, in connection with his or her estate plan, to the Optionee's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons.

SECTION 4. EXERCISE PROCEDURES.

(a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise the Option by giving written notice to the Company specifying the election to exercise the Option, the number of shares of Common Stock for which it is being exercised and the Exercise Price and aggregate Purchase Price. Exhibit A is an example of a "Notice of Exercise". The Notice of Exercise shall be signed by the person exercising the Option. In the event that the Option is being exercised by the Optionee's representative, the notice shall be accompanied by proof

(satisfactory to the Company) of the representative's right to exercise the Option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment for the full amount of the Purchase Price.

(b) ISSUANCE OF COMMON STOCK. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the shares of Common Stock as to which the Option has been exercised, registered in the name of the person exercising the Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

(c) TAX OBLIGATIONS. The Company shall not be required to issue shares of Common Stock upon the exercise of the Option unless the Optionee shall first pay to the Company such amount, if any, as may be requested by the Company to satisfy any obligation of the Company to withhold federal, state, local or foreign income or other taxes relating to the exercise.

(d) SECURITIES REGISTRATION. The Company shall not be obligated to deliver any shares of Common Stock hereunder until (i) such shares have been listed on each securities exchange or national market system on which the Common Stock may then be listed and (ii) all applicable federal and state securities laws applicable to such issuance have been complied with; provided, however, that the Company shall use all reasonable efforts to effect any such listing and compliance.

SECTION 5. PAYMENT FOR SHARES OF COMMON STOCK.

         The Purchase Price shall be paid in cash or by check.

SECTION 6. TERM AND EXPIRATION.

(a) BASIC TERM. Subject to earlier termination in accordance with subsection (b) below, the exercise period of the Option shall expire on the expiration date set forth in the Notice.

(b) TERMINATION OF SERVICE. If the Optionee's ceases to serve on the Board for any reason, then the exercise period for the Option shall expire on the earliest of the following occasions (or such later date as the Board may determine):

                  (i)      The expiration date determined pursuant to subsection
                           (a) above; or

                  (ii) The later of (x) the date the Optionee ceases to be a member of the Board and (y) if such membership terminates as a result of the death of the Optionee, the date twelve (12) months after the Optionee's death.

The Optionee (or in the case of the Optionee's death, the Optionee's representative) may exercise all or part of the Option at any time before its expiration under the preceding sentence, but only to the extent that the Option had become exercisable for vested shares of Common Stock on or before the date the Optionee ceased to serve on the Board. When the Optionee's Board service terminates, the Option shall expire immediately with respect to the number of shares of Common Stock for which the Option is not yet vested.

SECTION 7. ADJUSTMENT OF SHARES OF COMMON STOCK.

(a) ADJUSTMENT GENERALLY. If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares of Common Stock, exchange of shares of Common Stock, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to the Option so that the Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to the Option had such Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.

(b) NO FRACTIONAL SHARES. If a fraction of a share of Common Stock would otherwise result from any adjustment pursuant to subsection (a) above, the adjusted share amount shall be reduced to the next lower whole number.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any shares of Common Stock subject to the Option until the Optionee or the Optionee's representative becomes entitled to receive such shares of Common Stock by (i) filing a Notice of Exercise and (ii) paying the Purchase Price as provided in this Agreement.

(b) NO RIGHT TO RE-ELECTION. Nothing in the Notice or this Agreement shall be construed as giving any Director any right to be retained or re-elected as a member of the Board.

(c) NOTIFICATION. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d) ENTIRE AGREEMENT. The Notice and this Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(f) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Optionee, the Optionee's assigns and the legal representatives, heirs and legatees of the Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be joined herein and be bound by the terms hereof.

(g) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware as such laws are applied to contracts entered into and performed in such State.

SECTION 9. DEFINITIONS.

(a)      "AGREEMENT" shall mean this Stock Option Agreement.

(b) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

(c) "CHANGE IN CONTROL" shall be deemed to have occurred upon any of the following events:

                  (i) Any person (as such term is used in Section 13(d) of the Exchange Act) becomes the "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

                  (ii) During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the members of the Board, and any new director whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

                  (iii) The Company shall merge with or consolidate into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iv) The stockholders of the Company approve and effect a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

(d) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(e) "COMMON STOCK" shall mean the common stock of the Company, par value $.01.

(f) "COMPANY" shall mean Thermadyne Holdings Corporation, a Delaware corporation, and any successor thereto.



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
(g) "DATE OF GRANT" shall mean the date specified in the Notice, which date shall be the later of (i) the date on which the Board of Directors resolved to grant the Option or (ii) the first day of the Optionee's service as a member of the Board.

(h) "DIRECTOR" shall mean a member of the Board who is not (i) an Employee or
(ii) a beneficial owner (as determined in accordance with Rule 13d-3 under the Exchange Act) of ten percent or more of the Common Stock or an affiliate (as defined in Rule 12b-2 under the Exchange Act) of such beneficial owner, in each case as of the Date of Grant.

(i) "ELECTION" shall mean the election described in Section 4(c) hereof.

(j) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

(l) "EXERCISE PRICE" shall mean the amount for which one share of Common Stock may be purchased upon exercise of an Option, as specified in the Notice.

(m) "NOTICE" shall have the meaning set forth in Section 1(a) of this Agreement.

(n) "OPTION" shall have the meaning set forth in Section 1(a) of this Agreement.

(o) "OPTIONEE" shall mean the Director named in the Notice.

(p) "PARENT" shall mean a "parent corporation" as defined in Section 424(e) of the Code.

(q) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of shares of Common Stock with respect to which this option is being exercised.

(r) "SUBSIDIARY" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.




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



                                    EXHIBIT A

                            SAMPLE NOTICE OF EXERCISE


Thermadyne Holdings Corporation
16052 Swingley Ridge Road, Suite 300
St. Louis, Missouri  63017
Attn:  Corporate Secretary

To the Corporate Secretary:

I hereby exercise my stock option granted to me under the Notice dated __________________ and the related Stock Option Agreement and notify you of my desire to purchase the shares of Common Stock that have been offered pursuant to the Agreement as described below.

I shall pay for the shares of Common Stock by delivery of a check payable to Thermadyne Holdings Corporation (the "Company") in the amount described below in full payment for such shares of Common Stock.

This notice of exercise is delivered this ___ day of ___________________ (month) ____ (year).


No. shares of Common
Stock to be Acquired         Type of Option               Exercise Price       Total Purchase Price
--------------------         --------------               --------------       --------------------
                             Director Stock Option


                                        Very truly yours,


                                        ---------------------------------------
                                        Signature of Optionee


                                        Optionee's Name and Mailing Address


                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------

                                        Optionee's Social Security Number

                                        ---------------------------------------

                              NON-EMPLOYEE DIRECTOR
                          NOTICE OF STOCK OPTION GRANT

   NAME OF OPTIONEE:

   SHARES SUBJECT TO OPTION:                  25,000 shares of common stock, par value $.01 ("Common Stock"), of
                                              Thermadyne Holdings Corporation (the "Company")

   EXERCISE PRICE PER SHARE:                  $13.79

   DATE OF GRANT:                             August 12, 2003

   DATE EXERCISABLE:                          This option may be exercised to the extent the shares of Common Stock subject to this option have vested at any time after the Date of
                                              Grant.

   VESTING SCHEDULE:                          The option will vest in accordance with the following vesting schedule:

                                                      VESTED PERCENTAGE                      VESTING DATE

                                                           33 1/3%                         August 12, 2004

                                                           66 2/3%                         August 12, 2005

                                                             100%                          August 12, 2006

   VESTING ACCELERATORS:                      This option will be 100% vested to the extent not otherwise vested on the date of a Change in Control.

   EXPIRATION DATE:                           August 12, 2013

By signing your name below, you accept this option and acknowledge and agree that this option is granted under and governed by the terms and conditions of the Thermadyne Holdings Corporation Non-Employee Director Stock Option Agreement reference number 001-D, which is hereby made a part of this document.

OPTIONEE:                                   THERMADYNE HOLDINGS CORPORATION.



                                            By:
---------------------------------              --------------------------------

Date:                                       Name:  James H. Tate
     ----------------------------           Title: Senior Vice President & CFO